          1.

    UNITED STATES
       SECURITIES AND EXCHANGE COMMISSION
      WASHINGTON, D.C. 20549
         ----------------------------

     FORM 8-K

         CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15 (d) OF THE
        SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported):  August 7, 2002
            ----------------------

       THE TIMKEN COMPANY
      ---------------------------------
    (Exact name of registrant as specified in charter)

       Ohio      1-1169       34-0577130
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(State or Other Jurisdiction  (Commission     (IRS Employer
     of Incorporation)    File Number)    Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio       44706-2798
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(Address of Principal Executive Offices)      (Zip Code)

     Registrant's telephone number, including area code:  (330) 438-3000

ITEM 5. Other Events and Regulation FD Disclosure

The Timken Company is furnishing herewith the Statements under Oath of its
President and Chief Executive Officer and its Executive Vice President-Finance
and Administration regarding facts and circumstances relating to Exchange Act
Filings as Exhibits 99.1 and 99.2, respectively, which are included herein.
James W. Griffith, President and Chief Executive Officer of The Timken Company
and Glenn A. Eisenberg, Executive Vice President-Finance and Administration of
The Timken Company, signed these statements on August 5 2002.  The statements were filed with the Securities and Exchange Commission (SEC) on August 6, 2002
pursuant to the SEC's Order No. 4-460 (June 27, 2002).

Item 7. Financial Statements and Exhibits
The following exhibits are included herein:
99.1 Statement under Oath of President and Chief Executive Officer regarding
     Facts and Circumstances relating to Exchange Act filings
99.2 Statement under Oath of Executive Vice President-Finance and Administration
     regarding Facts and Circumstances relating to Exchange Act filings

       SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      The Timken Company

      /s/ William R. Burkhart
      William R. Burkhart
      Senior Vice President and
      General Counsel

Dated: August 7, 2002

        EXHIBIT INDEX
Exhibit     Description
99.1     Statement under Oath of Principal Executive Officer
     regarding Facts and Circumstances relating to Exchange Act filings
99.2     Statement under Oath of Principal Financial Officer regarding
     Facts and Circumstances relating to Exchange Act Filings

         Exhibit 99.1
Statement Under Oath of Principal Executive Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, James W. Griffith, President and Chief Executive Officer of The Timken
Company (the "Company") state and attest that:
(1) To the best of my knowledge, based upon a review of the covered reports of the Company, and, except as corrected or supplemented in a subsequent covered report:
* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form
8-K or definitive proxy materials, as of the date on which it was filed); and
* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report
(or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
(2) I have reviewed the contents of this statement with the Company's audit committee.
(3) In this statement under oath, each of the following, if filed on or before the  date of this statement, is a "covered report":
* Annual Report on Form 10-K for the year ended December 31, 2001 of the Company;
* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and
* any amendments to any of the foregoing.

/s/ James W. Griffith
James W. Griffith          Subscribed and sworn to
President and Chief Executive Officer        before me this 5th day of
The Timken Company          August, 2002.
August 5, 2002           /s/ Janine M. Owesney
            Notary Public
            My Commission Expires: 9-29-03

           Exhibit 99.2

Statement Under Oath of Principal Financial Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Glenn A. Eisenberg, Executive Vice President - Finance and Administration
of The Timken Company (the "Company") state and attest that:
(1) To the best of my knowledge, based upon a review of the covered reports of the Company, and, except as corrected or supplemented in a subsequent covered report:
* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form
8-K or definitive proxy materials, as of the date on which it was filed); and
* no covered report omitted to state a material fact necessary to make the statements  in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
(2) I have reviewed the contents of this statement with the Company's audit committee.
(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
* Annual Report on Form 10-K for the year ended December 31, 2001 of the Company;
* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and
* any amendments to any of the foregoing.

/s/ Glenn A. Eisenberg
Glenn A. Eisenberg    Subscribed and sworn to
Executive Vice President - Finance  before me this 5th day of
and Administration    August, 2002.
The Timken Company
August 5, 2002     /s/ Janine M. Owesney
      Notary Public
      My Commission Expires: 9/29/03